                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               NCRIC Group, Inc.
                 ---------------------------------------------
                 (Exact name of registrant as specified in its
                          articles of incorporation)


         DELAWARE                                          52-2134774
------------------------------                 ---------------------------------
(jurisdiction of incorporation                 (IRS Employer Identification No.)
or organization)



1115 30th Street, N.W., Washington, D.C.                      20007
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(Address of principal executive offices)                    (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.
[_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box.
[X]

Securities Act registration statement file number to which this form relates:
No.  333-69537
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

Incorporated by reference to the portion of the prospectus under the heading "Description of Common Stock" filed on December 23, 1998 as part of the registrant's registration statement on Form SB-2, No. 333-69537.


ITEM 2.   EXHIBITS.

     1. Copies of all constituent instruments defining the rights of the holders of each class of such securities:

          (a)  Articles of Incorporation

               Incorporated by reference to Exhibit 3.1 to registrant's registration statement on Form SB-2, No. 333-69537, filed on December 23, 1998.

          (b)  Bylaws

               Incorporated by reference to Exhibit 3.2 to registrant's registration statement on Form SB-2, No. 333-69537, filed on December 23, 1998.

          (c)  Plan of Reorganization

               Incorporated by reference to Exhibit 2.1 to registrant's registration statement on Form SB-2, No. 333-69537, filed on December 23, 1998.


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      NCRIC GROUP, INC.
                                      -----------------
                                         (Registrant)


Date:  March 4, 1999                   By: /s/ R. Ray Pate, Jr.
                                          --------------------------------------
                                           R. Ray Pate, Jr.
                                           President and Chief Executive Officer

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